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                                                                    Exhibit 23.1

         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File No. 33-26145.

                                       ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
    December 17, 1996


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